Schedule of Investments PIMCO Global StocksPLUS® & Income Fund	September 30, 2019 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 182.7% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 10.9%
Advanced Drainage Systems, Inc. TBD% due 09/19/2026	$4	$4
Advanz Pharma Corp. 7.528% (LIBOR03M + 5.500%) due 09/06/2024 ~	870	823
Diamond Resorts Corp. 5.796% (LIBOR03M + 3.750%) due 09/02/2023 ~	613	598
Dubai World (2.500% Cash and 1.750% PIK) 4.250% (LIBOR03M + 2.000%) due 09/30/2022 ~(d)	912	855
Emerald TopCo, Inc. 5.544% (LIBOR03M + 3.500%) due 07/24/2026 ~	5	5
Envision Healthcare Corp. 5.794% (LIBOR03M + 3.750%) due 10/10/2025 ~	1,725	1,412
Financial & Risk U.S. Holdings, Inc. 5.794% (LIBOR03M + 3.750%) due 10/01/2025 ~	220	222
Forbes Energy Services LLC (5.000% Cash and 11.000% PIK) 16.000% (LIBOR03M + 5.000%) due 04/13/2021 ~(d)	81	80
Frontier Communications Corp. 5.800% (LIBOR03M + 3.750%) due 06/15/2024 ~	98	98
iHeartCommunications, Inc. 6.100% (LIBOR03M + 4.000%) due 05/01/2026 ~	800	806
IRB Holding Corp. 5.550% (LIBOR03M + 3.250%) due 02/05/2025 ~	148	148
McDermott Technology Americas, Inc. 7.104% (LIBOR03M + 5.000%) due 05/09/2025 ~	375	240
MH Sub LLC 5.794% (LIBOR03M + 3.750%) due 09/13/2024 ~	20	19
Nascar Holdings, Inc. TBD% due 07/27/2026	13	13
NCI Building Systems, Inc. 5.789% (LIBOR03M + 3.750%) due 04/12/2025 ~	10	10
Neiman Marcus Group Ltd. LLC
8.057% (LIBOR03M + 6.000%) due 10/25/2023 ~	1,484	1,145
8.557% (LIBOR03M + 6.500%) due 10/25/2023 ~	1,455	1,112
Nestle Skin Health TBD% due 07/16/2026	42	42
Ortho-Clinical Diagnostics S.A. 5.563% (LIBOR03M + 3.250%) due 06/30/2025 ~	109	106
Pacific Gas & Electric Co. TBD% due 02/22/2049 ^«(e)	206	202
PetSmart, Inc. 6.040% (LIBOR03M + 4.000%) due 03/11/2022 ~	17	16
PG&E Corp. TBD% due 04/16/2020	100	101
Sequa Mezzanine Holdings LLC
7.187% (LIBOR03M + 5.000%) due 11/28/2021 ~	39	39
11.266% (LIBOR03M + 9.000%) due 04/28/2022 ~	420	414
Sierra Hamilton LLC 15.000% due 09/12/2023 «	5	5
Syniverse Holdings, Inc. 7.028% (LIBOR03M + 5.000%) due 03/09/2023 ~	899	847
U.S. Renal Care, Inc. 7.063% (LIBOR03M + 5.000%) due 06/26/2026 ~	19	18
Univision Communications, Inc. 4.794% (LIBOR03M + 2.750%) due 03/15/2024 ~	715	696
West Corp. 6.044% (LIBOR03M + 4.000%) due 10/10/2024 ~	9	8
Westmoreland Mining Holdings LLC 10.389% (LIBOR03M + 8.250%) due 03/15/2022 «~	359	362
Westmoreland Mining Holdings LLC (15.000% PIK) 15.000% due 03/15/2029 (d)	832	632
Whatabrands LLC 5.516% (LIBOR03M + 3.250%) due 08/02/2026 ~	4	4
Total Loan Participations and Assignments (Cost $12,421)		11,082
CORPORATE BONDS & NOTES 47.0%
BANKING & FINANCE 21.6%
AGFC Capital Trust 4.053% (US0003M + 1.750%) due 01/15/2067 ~(m)	1,000	545
Ambac Assurance Corp. 5.100% due 06/07/2020	13	18

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2019 (Unaudited)

Ambac LSNI LLC 7.104% due 02/12/2023 •(m)		140	142
Ardonagh Midco PLC 8.375% due 07/15/2023 (m)	GBP	1,870	2,213
Athene Holding Ltd. 4.125% due 01/12/2028		$5	5
Avolon Holdings Funding Ltd. 5.500% due 01/15/2023		26	28
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		7	7
5.000% due 04/20/2048		12	13
Banco Bilbao Vizcaya Argentaria S.A. 6.750% due 02/18/2020 •(i)(j)(m)	EUR	400	445
Banco de Credito del Peru 4.650% due 09/17/2024	PEN	100	30
Barclays PLC
7.125% due 06/15/2025 •(i)(j)(m)	GBP	200	261
7.875% due 09/15/2022 •(i)(j)(m)		1,250	1,638
Brookfield Finance, Inc.
3.900% due 01/25/2028		$16	17
4.700% due 09/20/2047		14	15
CBL & Associates LP
4.600% due 10/15/2024		165	110
5.950% due 12/15/2026 (m)		1,020	722
Credit Agricole S.A. 7.875% due 01/23/2024 •(i)(j)(m)		200	224
Emerald Bay S.A. 0.000% due 10/08/2020 (h)	EUR	6	6
ESH Hospitality, Inc. 4.625% due 10/01/2027		$20	20
Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (m)		82	84
6.750% due 03/15/2022 (m)		90	94
HSBC Bank PLC 6.330% due 05/23/2023		1,100	1,156
HSBC Holdings PLC 6.000% due 09/29/2023 •(i)(j)	EUR	200	248
Hunt Cos., Inc. 6.250% due 02/15/2026		$6	6
Kennedy-Wilson, Inc. 5.875% due 04/01/2024		14	14
Lloyds Banking Group PLC 7.625% due 06/27/2023 •(i)(j)(m)	GBP	1,600	2,146
LoanCore Capital Markets LLC 6.875% due 06/01/2020 (m)		$1,400	1,383
Nationstar Mortgage LLC 6.500% due 07/01/2021 (m)		138	139
Navient Corp. 6.500% due 06/15/2022		16	17
Newmark Group, Inc. 6.125% due 11/15/2023		18	19
Oppenheimer Holdings, Inc. 6.750% due 07/01/2022		7	7
Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		28	29
5.500% due 02/15/2024		6	6
Pinnacol Assurance 8.625% due 06/25/2034 «(k)		1,100	1,183
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(i)(j)(m)		1,730	1,771
8.000% due 08/10/2025 •(i)(j)(m)		300	332
8.625% due 08/15/2021 •(i)(j)(m)		200	215
Sabra Health Care LP 4.800% due 06/01/2024		29	31
Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)(j)(m)	GBP	450	579
7.375% due 06/24/2022 •(i)(j)(m)		1,100	1,433
Societe Generale S.A. 7.375% due 10/04/2023 •(i)(j)(m)		$200	211
Springleaf Finance Corp.
6.125% due 03/15/2024		20	22
6.625% due 01/15/2028 (m)		67	72
Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 (i)	EUR	140	192
Toll Road Investors Partnership LP 0.000% due 02/15/2045 (h)		$182	50
UniCredit SpA 7.830% due 12/04/2023 (m)		730	856
Unique Pub Finance Co. PLC 5.659% due 06/30/2027	GBP	517	724

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2019 (Unaudited)

Voyager Aviation Holdings LLC 8.500% due 08/15/2021 (m)		$2,430	2,499
			21,977
INDUSTRIALS 17.7%
Advanced Drainage Systems, Inc. 5.000% due 09/30/2027		4	4
Altice Financing S.A. 7.500% due 05/15/2026 (m)		800	852
Altice France S.A. 7.375% due 05/01/2026 (m)		1,327	1,428
Associated Materials LLC 9.000% due 01/01/2024 (m)		680	600
Avon International Capital PLC 6.500% due 08/15/2022		6	6
BCPE Cycle Merger Sub, Inc. 10.625% due 07/15/2027		12	12
Beazer Homes USA, Inc. 7.250% due 10/15/2029		2	2
Bombardier, Inc.
6.125% due 01/15/2023		170	174
7.500% due 12/01/2024		148	149
7.500% due 03/15/2025		125	125
7.875% due 04/15/2027		442	441
Cheniere Energy Partners LP 4.500% due 10/01/2029		8	8
Clear Channel Worldwide Holdings, Inc. 9.250% due 02/15/2024 (m)		817	900
Community Health Systems, Inc.
6.250% due 03/31/2023 (m)		1,547	1,543
8.000% due 03/15/2026 (m)		72	72
8.625% due 01/15/2024 (m)		106	110
Connect Finco SARL 6.750% due 10/01/2026 (c)		10	10
Core & Main Holdings LP (8.625% Cash or 9.375% PIK) 8.625% due 09/15/2024 (d)		7	7
Corp. GEO S.A.B. de C.V. 9.250% due 06/30/2020 ^«(e)		470	0
DAE Funding LLC 5.750% due 11/15/2023 (m)		100	105
Diamond Resorts International, Inc. 7.750% due 09/01/2023 (m)		256	265
DriveTime Automotive Group, Inc. 8.000% due 06/01/2021 (m)		1,170	1,191
Eagle Holding Co. LLC (7.750% Cash or 8.500% PIK) 7.750% due 05/15/2022 (d)		5	5
EI Group PLC 6.875% due 05/09/2025	GBP	10	13
Eldorado Resorts, Inc. 6.000% due 09/15/2026 (m)		$400	440
Envision Healthcare Corp. 8.750% due 10/15/2026 (m)		382	235
Exela Intermediate LLC 10.000% due 07/15/2023		23	13
Fairstone Financial, Inc. 7.875% due 07/15/2024		48	50
First Quantum Minerals Ltd.
6.500% due 03/01/2024 (m)		284	272
6.875% due 03/01/2026 (m)		312	299
7.000% due 02/15/2021 (m)		31	31
Flex Ltd. 4.875% due 06/15/2029		20	21
FMG Resources Pty. Ltd. 4.500% due 09/15/2027		8	8
Fresh Market, Inc. 9.750% due 05/01/2023 (m)		1,200	702
Full House Resorts, Inc.
8.575% due 01/31/2024		100	98
9.738% due 02/02/2024		8	8
General Electric Co.
5.000% due 01/21/2021 •(i)		28	27
5.875% due 01/14/2038		2	2
6.150% due 08/07/2037		2	3
6.875% due 01/10/2039		32	42
Global Payments, Inc.
3.200% due 08/15/2029		8	8
4.150% due 08/15/2049		4	4
Go Daddy Operating Co. LLC 5.250% due 12/01/2027		4	4
HCA, Inc. 7.500% due 11/15/2095 (m)		300	335
Hilton Domestic Operating Co., Inc. 4.875% due 01/15/2030		8	9
iHeartCommunications, Inc.
6.375% due 05/01/2026		215	234

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2019 (Unaudited)

8.375% due 05/01/2027 (m)		403	438
IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK) 6.000% due 05/15/2027 (d)		71	72
Installed Building Products, Inc. 5.750% due 02/01/2028		8	8
Intelsat Connect Finance S.A. 9.500% due 02/15/2023		35	33
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 (m)		300	281
8.500% due 10/15/2024		22	22
9.750% due 07/15/2025		23	24
Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(m)		2,113	2,018
8.125% due 06/01/2023 (m)		54	45
Kinder Morgan, Inc. 7.750% due 01/15/2032 (m)		300	413
Mallinckrodt International Finance S.A. 5.500% due 04/15/2025 (m)		134	40
Marriott Ownership Resorts, Inc. 4.750% due 01/15/2028 (c)		4	4
Micron Technology, Inc. 5.327% due 02/06/2029 (m)		28	31
NCR Corp.
5.750% due 09/01/2027		4	4
6.125% due 09/01/2029		2	2
Netflix, Inc.
3.875% due 11/15/2029 (m)	EUR	116	134
5.375% due 11/15/2029		$12	13
Noble Holding International Ltd. 7.875% due 02/01/2026		22	16
Odebrecht Oil & Gas Finance Ltd. 0.000% due 10/31/2019 (h)(i)		322	4
Ortho-Clinical Diagnostics, Inc. 6.625% due 05/15/2022 (m)		58	57
Pacific Drilling SA 8.375% due 10/01/2023		40	34
Par Pharmaceutical, Inc. 7.500% due 04/01/2027		21	19
Performance Food Group, Inc. 5.500% due 10/15/2027		4	4
Petroleos Mexicanos
5.350% due 02/12/2028		114	109
6.490% due 01/23/2027		10	10
6.500% due 03/13/2027		232	242
6.750% due 09/21/2047		10	10
6.840% due 01/23/2030		40	42
7.690% due 01/23/2050		20	21
PetSmart, Inc. 5.875% due 06/01/2025		19	19
Platin GmbH 6.875% due 06/15/2023 (m)	EUR	100	107
Prime Security Services Borrower LLC 5.750% due 04/15/2026		$10	10
Qorvo, Inc. 4.375% due 10/15/2029		4	4
QVC, Inc. 5.950% due 03/15/2043 (m)		190	191
Radiate Holdco LLC 6.875% due 02/15/2023		8	8
Sands China Ltd. 5.400% due 08/08/2028 (m)		162	183
Sensata Technologies, Inc. 4.375% due 02/15/2030		4	4
Spanish Broadcasting System, Inc. 12.500% due 04/15/2049^		479	497
Staples, Inc. 7.500% due 04/15/2026		12	12
Tenet Healthcare Corp.
4.625% due 09/01/2024		12	12
4.875% due 01/01/2026		4	4
Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021 (m)		410	376
3.250% due 04/15/2022 (m)	EUR	100	102
Topaz Solar Farms LLC
4.875% due 09/30/2039 (m)		$93	98
5.750% due 09/30/2039 (m)		851	956
Transocean Pontus Ltd. 6.125% due 08/01/2025 (m)		25	25
Transocean, Inc. 7.250% due 11/01/2025		34	30
Trident TPI Holdings, Inc. 9.250% due 08/01/2024		11	11
Triumph Group, Inc.
4.875% due 04/01/2021		18	18
5.250% due 06/01/2022		4	4
6.250% due 09/15/2024		11	12

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2019 (Unaudited)

Univision Communications, Inc.
5.125% due 05/15/2023 (m)		38	38
5.125% due 02/15/2025 (m)		36	35
Valaris PLC 5.750% due 10/01/2044		8	4
Vale Overseas Ltd.
6.250% due 08/10/2026 (m)		25	29
6.875% due 11/21/2036		38	48
6.875% due 11/10/2039		6	8
ViaSat, Inc.
5.625% due 09/15/2025		18	18
5.625% due 04/15/2027		9	10
VOC Escrow Ltd. 5.000% due 02/15/2028		7	7
Wyndham Destinations, Inc.
3.900% due 03/01/2023		12	12
5.750% due 04/01/2027 (m)		155	168
YPF S.A. 63.431% due 09/24/2020 ~ (a)	ARS	1,430	22
			18,099
UTILITIES 7.7%
Edison International
2.400% due 09/15/2022		$12	12
2.950% due 03/15/2023		1	1
5.750% due 06/15/2027		8	9
Odebrecht Drilling Norbe Ltd. 6.350% due 12/01/2021 ^(m)		152	151
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK) 7.350% due 12/01/2026 ^(d)(m)		445	268
Odebrecht Offshore Drilling Finance Ltd. 6.720% due 12/01/2022 ^(m)		1,221	1,201
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK) 7.720% due 12/01/2026 ^(d)		644	172
Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(e)(m)		108	107
2.950% due 03/01/2026 ^(e)(m)		127	126
3.250% due 09/15/2021 ^(e)		38	38
3.250% due 06/15/2023 ^(e)(m)		173	173
3.300% due 03/15/2027 ^(e)(m)		116	115
3.300% due 12/01/2027 ^(e)		100	99
3.400% due 08/15/2024 ^(e)(m)		64	64
3.500% due 10/01/2020 ^(e)(m)		1,304	1,314
3.500% due 06/15/2025 ^(e)(m)		120	120
3.750% due 02/15/2024 ^(e)(m)		45	46
3.750% due 08/15/2042 ^(e)		2	2
3.850% due 11/15/2023 ^(e)(m)		10	10
4.250% due 05/15/2021 ^(e)		251	253
4.250% due 08/01/2023 ^(e)(m)		200	207
4.300% due 03/15/2045 ^(e)		18	18
4.500% due 12/15/2041 ^(e)		37	38
4.600% due 06/15/2043 ^(e)		8	8
4.650% due 08/01/2028 ^(e)		100	106
4.750% due 02/15/2044 ^(e)		26	28
5.125% due 11/15/2043 ^(e)		90	98
5.400% due 01/15/2040 ^(e)		4	4
5.800% due 03/01/2037 ^(e)		89	101
6.050% due 03/01/2034 ^(e)		11	13
6.250% due 03/01/2039 ^(e)		15	17
6.350% due 02/15/2038 ^(e)		6	7
Petrobras Global Finance BV
5.093% due 01/15/2030		142	148
6.850% due 06/05/2115 (m)		52	60
Rio Oil Finance Trust 9.250% due 07/06/2024 (m)		1,371	1,535
Southern California Edison Co.
5.750% due 04/01/2035		2	2
6.650% due 04/01/2029		12	15
Sprint Corp. 7.625% due 03/01/2026		1,004	1,111
Talen Energy Supply LLC 6.625% due 01/15/2028		4	4
Transocean Poseidon Ltd. 6.875% due 02/01/2027		20	21
			7,822
Total Corporate Bonds & Notes (Cost $47,222)			47,898
CONVERTIBLE BONDS & NOTES 0.5%
INDUSTRIALS 0.5%
DISH Network Corp. 3.375% due 08/15/2026		600	551

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2019 (Unaudited)

UTILITIES 0.0%
Ensco Jersey Finance Ltd. 3.000% due 01/31/2024	4	3
Total Convertible Bonds & Notes (Cost $603)		554
MUNICIPAL BONDS & NOTES 2.2%
ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015 7.750% due 01/01/2042	12	14
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	10	12
7.350% due 07/01/2035	5	6
Illinois State General Obligation Bonds, Series 2003 5.100% due 06/01/2033	35	38
		70
WEST VIRGINIA 2.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	8,800	574
7.467% due 06/01/2047	1,595	1,652
		2,226
Total Municipal Bonds & Notes (Cost $2,141)		2,296
U.S. GOVERNMENT AGENCIES 46.4%
Fannie Mae
4.032% due 03/25/2037 •(a)	273	45
4.132% due 11/25/2039 •(a)	239	40
4.282% due 01/25/2038 •(a)	352	54
4.310% due 11/25/2036 (m)	1,508	297
4.362% due 03/25/2037 •(a)	308	58
4.382% due 12/25/2037 •(a)	351	42
4.392% due 06/25/2037 •(a)	122	13
4.432% due 04/25/2037 •(a)(m)	765	149
4.582% due 11/25/2035 •(a)	97	12
5.182% due 02/25/2037 •(a)	261	51
5.568% due 07/25/2029 •	170	179
7.000% due 12/25/2023	56	60
7.500% due 06/01/2032	25	25
7.768% due 07/25/2029 •	220	260
7.800% due 06/25/2026 ~	2	2
9.171% due 12/25/2042 ~	52	60
11.374% due 08/25/2022 •	52	58
Fannie Mae UMBS
3.500% due 12/01/2047 - 11/01/2048	1,894	1,967
3.500% due 03/01/2048 - 04/01/2048 (m)	1,857	1,918
Fannie Mae UMBS, TBA
3.500% due 11/01/2049 - 12/01/2049	29,500	30,274
4.000% due 11/01/2049	5,500	5,711
4.500% due 11/01/2049	2,000	2,108
Freddie Mac
0.000% due 02/25/2046 (b)(h)(m)	1,307	1,196
0.100% due 02/25/2046 (a)	15,778	16
0.793% due 10/25/2020 ~(a)	9,632	46
4.413% due 03/15/2037 •(a)	553	107
4.543% due 09/15/2036 •(a)	330	57
4.553% due 09/15/2036 •(a)(m)	681	134
7.000% due 08/15/2023	2	2
7.168% due 10/25/2029 •	250	289
Freddie Mac UMBS 3.500% due 07/01/2049	1,985	2,044
Total U.S. Government Agencies (Cost $46,914)		47,274
NON-AGENCY MORTGAGE-BACKED SECURITIES 30.2%
Banc of America Alternative Loan Trust 12.500% due 09/25/2035 ^•(m)	1,114	1,412
Banc of America Funding Trust
3.752% due 12/20/2034 ~	289	246
4.847% due 03/20/2036 ~	459	453
5.846% due 01/25/2037 ^~	172	172
Banc of America Mortgage Trust 6.000% due 07/25/2046 ^	2	2
Bear Stearns Adjustable Rate Mortgage Trust 4.315% due 07/25/2036 ^~	198	192
Bear Stearns ALT-A Trust
3.105% due 04/25/2035 ~	100	93
4.040% due 11/25/2035 ^~(m)	116	102
4.201% due 09/25/2035 ^~	108	90

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2019 (Unaudited)

Bear Stearns Commercial Mortgage Securities Trust
5.468% due 02/11/2041 ~	204	204
5.919% due 04/12/2038 ~	40	41
Bear Stearns Structured Products, Inc. Trust
3.615% due 12/26/2046 ^~	276	241
4.082% due 01/26/2036 ^~	587	524
BRAD Resecuritization Trust
2.190% due 03/12/2021 «	1,423	36
6.550% due 03/12/2021 «	266	266
CBA Commercial Small Balance Commercial Mortgage 5.540% due 01/25/2039 ^þ	275	229
CD Commercial Mortgage Trust 5.398% due 12/11/2049 ~	11	7
CD Mortgage Trust 5.688% due 10/15/2048	1,401	725
Chevy Chase Funding LLC Mortgage-Backed Certificates
2.318% due 08/25/2035 •	81	81
2.698% due 10/25/2034 •	7	6
Citigroup Commercial Mortgage Trust 5.776% due 12/10/2049 ~	911	596
Citigroup Mortgage Loan Trust
4.296% due 11/25/2035 ~	1,695	1,343
5.029% due 03/25/2037 ^~	397	345
Commercial Mortgage Loan Trust 6.236% due 12/10/2049 ~	1,592	1,045
Commercial Mortgage Trust
0.201% due 10/10/2046 ~(a)(m)	77,000	439
6.304% due 07/10/2046 ~(m)	760	776
Countrywide Alternative Loan Trust
2.258% due 12/25/2046 ^•	109	75
2.368% due 05/25/2036 ^•(m)	1,546	679
2.678% due 10/25/2035 •	648	544
3.522% due 10/25/2035 ^~	126	118
4.393% due 02/25/2037 ^~	144	142
5.132% due 07/25/2036 •(a)	1,082	365
5.500% due 08/25/2034	350	356
5.500% due 02/25/2036 ^	20	18
6.250% due 09/25/2034	58	60
6.500% due 08/25/2036 ^	1,245	764
14.249% due 07/25/2035 •	775	996
Countrywide Home Loan Mortgage Pass-Through Trust
2.258% due 03/25/2036 •	155	152
2.798% due 02/25/2035 •	89	86
3.371% due 03/25/2037 ^~	292	252
3.499% due 10/20/2035 ~	182	165
3.705% due 10/20/2035 ^~	110	98
3.803% due 08/25/2034 ~	120	117
3.911% due 10/20/2035 ^~	115	109
5.500% due 08/25/2035 ^	24	21
Credit Suisse Commercial Mortgage Trust 5.869% due 09/15/2040 ~	391	297
Credit Suisse Mortgage Capital Mortgage-Backed Trust 6.000% due 11/25/2036	208	184
DBUBS Mortgage Trust 4.652% due 11/10/2046	700	616
First Horizon Alternative Mortgage Securities Trust 4.090% due 11/25/2036 ^~(m)	297	252
First Horizon Mortgage Pass-Through Trust 4.711% due 01/25/2037 ^~	425	377
GE Commercial Mortgage Corp. Trust 5.606% due 12/10/2049 ~(m)	312	262
GS Mortgage Securities Trust 5.622% due 11/10/2039	145	128
GSR Mortgage Loan Trust
4.424% due 04/25/2035 ~	197	202
4.716% due 05/25/2035 ~	41	39
5.500% due 06/25/2036 ^	6	14
HarborView Mortgage Loan Trust
2.657% due 04/19/2034 •	15	15
3.454% due 11/19/2034 ~	99	91
4.490% due 08/19/2036 ^~	10	10
4.974% due 02/25/2036 ^~	24	16
HSI Asset Loan Obligation Trust 4.492% due 01/25/2037 ^~	259	235
IndyMac Mortgage Loan Trust
2.288% due 06/25/2037 ^•	956	931
2.578% due 03/25/2035 •	18	18
3.343% due 06/25/2037 ^~	495	438
JPMBB Commercial Mortgage Securities Trust 0.445% due 11/15/2045 ~(a)(m)	76,047	916
JPMorgan Chase Commercial Mortgage Securities Trust 5.411% due 05/15/2047	394	466
JPMorgan Mortgage Trust
4.474% due 04/25/2037 ^~	495	424
5.500% due 01/25/2036 ^	48	39
5.500% due 06/25/2037 ^	17	16

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2019 (Unaudited)

MASTR Adjustable Rate Mortgages Trust
3.928% due 10/25/2034 ~		132	124
4.210% due 11/25/2035 ^~		524	414
Merrill Lynch Alternative Note Asset Trust 2.088% due 01/25/2037 •		781	369
Motel 6 Trust 8.954% due 08/15/2024 •		1,344	1,369
Opteum Mortgage Acceptance Corp. Trust 2.288% due 07/25/2036 •		239	137
Prime Mortgage Trust 4.532% due 11/25/2036 •(a)		1,808	85
Provident Funding Mortgage Loan Trust 4.708% due 10/25/2035 ~		42	43
RBSSP Resecuritization Trust 5.000% due 09/26/2036 ~		1,753	1,662
Residential Accredit Loans, Inc. Trust
4.652% due 12/26/2034 ^~		163	139
4.914% due 01/25/2036 ^~(m)		654	599
6.000% due 09/25/2035 ^(m)		365	235
6.000% due 08/25/2036 ^		217	208
Residential Asset Mortgage Products Trust 7.500% due 12/25/2031		60	61
Structured Adjustable Rate Mortgage Loan Trust
3.720% due 09/25/2036 ^~		270	212
3.846% due 05/25/2035 ^•(m)		1,400	1,231
4.032% due 04/25/2036 ^~		294	248
4.080% due 09/25/2035 ~		69	62
4.246% due 01/25/2036 ^~		317	239
Structured Asset Mortgage Investments Trust
2.248% due 02/25/2036 •		364	336
2.298% due 02/25/2036 ^•(m)		263	255
SunTrust Adjustable Rate Mortgage Loan Trust 4.798% due 01/25/2037 ^~		85	80
Theatre Hospitals PLC
3.767% due 10/15/2031 •(m)	GBP	945	1,084
4.190% due 12/15/2024 «(k)		20	0
WaMu Mortgage Pass-Through Certificates Trust
3.823% due 12/25/2036 ^~(m)		$338	339
3.990% due 07/25/2037 ^~		94	89
Wells Fargo-RBS Commercial Mortgage Trust 0.442% due 12/15/2046 ~(a)(m)		30,000	353
Total Non-Agency Mortgage-Backed Securities (Cost $26,552)			30,742
ASSET-BACKED SECURITIES 19.0%
Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	250	215
Apidos CLO 0.000% due 07/22/2026 «~		$500	0
Avoca CLO DAC 0.000% due 07/15/2032 ~	EUR	1,000	1,014
Bear Stearns Asset-Backed Securities Trust
6.500% due 08/25/2036 ^(m)		$578	368
16.861% due 03/25/2036 ^•(m)		1,634	1,699
Belle Haven ABS CDO Ltd. 2.539% due 07/05/2046 •		34,966	70
Bombardier Capital Mortgage Securitization Corp. 7.830% due 06/15/2030 ~		1,421	495
California Republic Auto Receivables Trust 0.000% due 04/15/2025 «(h)		1,400	1,164
Carlyle Global Market Strategies CLO Ltd. 0.000% due 04/17/2031 ~		1,700	1,146
Carlyle Global Market Strategies Euro CLO DAC
0.000% due 04/15/2027 ~	EUR	900	695
0.000% due 01/25/2032 ~		300	265
Carlyle U.S. CLO Ltd. 0.000% due 10/15/2031 ~		$600	515
Carrington Mortgage Loan Trust 2.168% due 08/25/2036 •		82	73
Chrysler Capital Auto Receivables Trust 0.000% due 01/16/2023 «(h)		1	646
Citigroup Mortgage Loan Trust
2.178% due 12/25/2036 •(m)		1,478	1,027
2.178% due 01/25/2037 •		174	86
Conseco Finance Securitizations Corp. 7.960% due 05/01/2031 (m)		393	216
Countrywide Asset-Backed Certificates 3.118% due 09/25/2034 •		69	69
EMC Mortgage Loan Trust 2.958% due 05/25/2039 •		69	68
Flagship Credit Auto Trust 0.000% due 05/15/2025 «(h)		1	130
Lehman XS Trust 4.670% due 05/25/2037 ^þ(m)		99	99
Marlette Funding Trust
0.000% due 12/15/2028 «(h)		2	556

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2019 (Unaudited)

0.000% due 04/16/2029 «(h)		2	410
0.000% due 07/16/2029 «(h)		2	823
Morgan Stanley ABS Capital, Inc. Trust 2.078% due 05/25/2037 •		82	75
Residential Asset Mortgage Products Trust 5.572% due 06/25/2032 ~		50	52
SMB Private Education Loan Trust
0.000% due 09/18/2046 «(h)		1	850
0.000% due 10/15/2048 «(h)		2	1,241
SoFi Consumer Loan Program LLC
0.000% due 05/26/2026 «(h)		10	420
0.000% due 11/25/2026 «(h)		20	1,130
Soundview Home Loan Trust 2.078% due 11/25/2036 •		182	76
South Coast Funding Ltd.
2.563% due 01/06/2041 •		432	104
2.563% due 01/06/2041 •(m)		12,168	2,927
Structured Asset Securities Corp. Mortgage Loan Trust 2.318% due 06/25/2035 •		206	205
Symphony CLO Ltd. 6.903% due 07/14/2026 •		400	382
Washington Mutual Asset-Backed Certificates Trust 2.078% due 10/25/2036 •		102	51
Total Asset-Backed Securities (Cost $24,887)			19,362
SOVEREIGN ISSUES 5.0%
Argentina Government International Bond
3.380% due 12/31/2038 þ(m)	EUR	760	322
7.820% due 12/31/2033 (m)		1,267	669
7.820% due 12/31/2033		80	41
51.603% (BADLARPP) due 10/04/2022 ~(a)	ARS	132	2
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		13,123	97
62.614% (BADLARPP + 3.250%) due 03/01/2020 ~(a)		420	3
79.499% (ARLLMONP) due 06/21/2020 ~(a)		29,724	224
Autonomous City of Buenos Aires Argentina 62.660% due 03/29/2024 •(a)		14,395	134
Peru Government International Bond
5.400% due 08/12/2034	PEN	2	1
5.940% due 02/12/2029 (m)		752	253
5.940% due 02/12/2029		6	2
6.150% due 08/12/2032 (m)		649	220
6.350% due 08/12/2028 (m)		1,145	396
6.900% due 08/12/2037		1	0
6.950% due 08/12/2031		126	46
8.200% due 08/12/2026		207	78
Provincia de Buenos Aires
57.850% (BADLARPP + 3.750%) due 04/12/2025 ~(a)	ARS	71,001	432
63.194% due 05/31/2022 •(a)		100	1
Republic of Greece Government International Bond
3.000% due 02/24/2023 þ	EUR	33	40
3.000% due 02/24/2024 þ		33	41
3.000% due 02/24/2025 þ		33	42
3.000% due 02/24/2026 þ		33	42
3.000% due 02/24/2027 þ		33	43
3.000% due 02/24/2028 þ		33	44
3.000% due 02/24/2029 þ		33	44
3.000% due 02/24/2030 þ		33	45
3.000% due 02/24/2031 þ		33	45
3.000% due 02/24/2032 þ		33	45
3.000% due 02/24/2033 þ		33	45
3.000% due 02/24/2034 þ		33	46
3.000% due 02/24/2035 þ		33	46
3.000% due 02/24/2036 þ		33	46
3.000% due 02/24/2037 þ		33	46
3.000% due 02/24/2038 þ		33	46
3.000% due 02/24/2039 þ		33	47
3.000% due 02/24/2040 þ		33	46
3.000% due 02/24/2041 þ		33	47
3.000% due 02/24/2042 þ		33	47
Republic of South Africa Government International Bond
4.850% due 09/30/2029		$200	200
5.750% due 09/30/2049		200	199
Turkey Government International Bond
4.625% due 03/31/2025 (m)	EUR	300	336
5.200% due 02/16/2026 (m)		100	114
7.625% due 04/26/2029 (m)		$400	426
Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		50	6
8.250% due 10/13/2024 ^(e)		4	0

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2019 (Unaudited)

9.250% due 09/15/2027 ^(e)	62	7
Total Sovereign Issues (Cost $8,886)		5,102
	SHARES
COMMON STOCKS 1.7%
COMMUNICATION SERVICES 0.3%
Clear Channel Outdoor Holdings, Inc. (f)	97,913	247
iHeartMedia, Inc.	73	1
iHeartMedia, Inc. 'A' (f)	5,415	81
		329
CONSUMER DISCRETIONARY 0.8%
Caesars Entertainment Corp. (f)	76,053	887
ENERGY 0.3%
Dommo Energia S.A. «(f)(k)	256,082	270
Dommo Energia S.A. SP - ADR «(f)	547	7
Forbes Energy Services Ltd. (f)(k)	5,475	3
		280
INDUSTRIALS 0.2%
Sierra Hamilton Holder LLC «(k)	100,456	19
Westmoreland Mining Holdings LLC «(k)	13,224	165
		184
UTILITIES 0.1%
Eneva S.A. (f)(k)	2,076	16
Eneva S.A. (k)	5,710	42
		58
Total Common Stocks (Cost $2,293)		1,738
WARRANTS 0.7%
COMMUNICATION SERVICES 0.5%
iHeartMedia, Inc.	35,276	529
INDUSTRIALS 0.2%
Sequa Corp. - Exp. 04/28/2024 «	121,000	192
Total Warrants (Cost $780)		721
PREFERRED SECURITIES 6.1%
BANKING & FINANCE 3.2%
Nationwide Building Society 10.250% ~	10,940	2,112
OCP CLO Ltd. 0.000% due 04/26/2028 (h)	1,400	1,135
		3,247
INDUSTRIALS 2.9%
Sequa Corp. (12.000% PIK) 12.000% « (d)	2,725	3,016
Total Preferred Securities (Cost $5,625)		6,263
REAL ESTATE INVESTMENT TRUSTS 2.7%
REAL ESTATE 2.7%
VICI Properties, Inc.	121,529	2,753

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2019 (Unaudited)

Total Real Estate Investment Trusts (Cost $1,780)			2,753
SHORT-TERM INSTRUMENTS 10.3%
REPURCHASE AGREEMENTS (l) 3.8%			3,829
		PRINCIPAL AMOUNT (000s)
ARGENTINA TREASURY BILLS 0.1%
7.241% due 02/26/2020 - 08/27/2020 (g)(h)	ARS	7,907	73
U.S. TREASURY BILLS 6.4%
1.980% due 10/22/2019 - 11/07/2019 (g)(h)(o)(q)		$6,543	6,533
Total Short-Term Instruments (Cost $10,564)			10,435
Total Investments in Securities (Cost $190,668)			186,220
Total Investments 182.7% (Cost $190,668)			$186,220
Financial Derivative Instruments (n)(p) 2.6%(Cost or Premiums, net $(1,336))			2,663
Other Assets and Liabilities, net (85.3)%			(86,979)
Net Assets 100.0%			$101,904

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2019 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤	The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.
•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.
þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.
(k)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/26/2017	$66	$270	0.27%
Eneva S.A.	12/21/2017	9	16	0.02
Eneva S.A.	03/25/2019	27	42	0.04
Forbes Energy Services Ltd.	03/11/2014 - 12/03/2014	241	3	0.00
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	1,100	1,183	1.16
Sierra Hamilton Holder LLC	07/31/2017	26	19	0.02
Theatre Hospitals PLC 4.190% due 12/15/2024	12/17/2018	1	0	0.00
Westmoreland Mining Holdings LLC	12/08/2014 - 08/05/2016	370	165	0.16
		$1,840	$1,698	1.67%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$829	U.S. Treasury Notes 2.375% due 03/15/2021	$(849)	$829	$829
RDR	2.250	09/30/2019	10/01/2019	3,000	U.S. Treasury Notes 2.875% due 05/15/2028	(3,072)	3,000	3,000
Total Repurchase Agreements						$(3,921)	$3,829	$3,829

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	2.260%	09/12/2019	10/10/2019		$(1,858)	$(1,860)
	2.963	08/12/2019	10/11/2019		(1,377)	(1,383)
BPS	2.707	09/05/2019	10/07/2019		(461)	(462)
BRC	0.500	09/23/2019	TBD(3)		(41)	(41)
	3.267	07/25/2019	10/25/2019		(1,017)	(1,023)
CIW	2.450	09/23/2019	10/22/2019		(397)	(397)
FOB	2.420	09/10/2019	10/10/2019		(808)	(809)
JML	(0.300)	08/12/2019	10/22/2019	EUR	(81)	(89)
	(0.250)	08/12/2019	11/12/2019		(105)	(114)

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2019 (Unaudited)

	(0.200)	08/16/2019	11/15/2019		(87)	(94)
	0.000	08/05/2019	11/01/2019		(1,232)	(1,343)
	0.850	08/16/2019	11/15/2019	GBP	(184)	(227)
	0.900	08/12/2019	11/12/2019		(153)	(189)
	0.900	08/16/2019	11/15/2019		(175)	(216)
	0.950	08/12/2019	10/23/2019		(1,309)	(1,612)
	0.950	08/12/2019	11/12/2019		(399)	(492)
	0.950	08/16/2019	11/15/2019		(989)	(1,218)
	2.400	09/20/2019	10/23/2019		$(1,794)	(1,795)
	2.400	09/23/2019	10/03/2019		(787)	(787)
MBC	2.940	09/09/2019	10/09/2019		(804)	(805)
MEI	2.570	09/30/2019	10/30/2019		(375)	(375)
NOM	2.640	09/03/2019	10/04/2019		(667)	(668)
RBC	3.259	07/22/2019	10/22/2019		(873)	(879)
RTA	2.604	08/14/2019	10/11/2019		(1,661)	(1,667)
	2.963	09/25/2019	03/25/2020		(921)	(921)
	3.059	09/23/2019	03/23/2020		(980)	(981)
	3.159	09/23/2019	03/23/2020		(618)	(618)
	3.206	07/31/2019	10/31/2019		(739)	(743)
SAL	3.419	09/13/2019	12/13/2019		(2,274)	(2,278)
SOG	2.550	09/09/2019	11/08/2019		(1,290)	(1,292)
	2.640	08/29/2019	10/28/2019		(1,273)	(1,276)
	2.640	09/23/2019	10/28/2019		(175)	(175)
	2.690	08/21/2019	11/21/2019		(837)	(840)
	2.710	08/14/2019	11/14/2019		(406)	(407)
	2.710	09/09/2019	11/14/2019		(305)	(306)
UBS	(0.250)	07/08/2019	10/08/2019	EUR	(353)	(384)
	(0.200)	07/08/2019	10/08/2019		(348)	(379)
	0.950	08/22/2019	11/22/2019	GBP	(2,416)	(2,974)
	1.583	07/29/2019	10/29/2019		(701)	(864)
	2.500	09/23/2019	TBD(3)		$(1,734)	(1,735)
	2.570	08/16/2019	11/18/2019		(1,244)	(1,248)
	2.570	09/12/2019	11/12/2019		(3,646)	(3,651)
	2.610	08/14/2019	11/14/2019		(1,064)	(1,068)
	2.610	08/22/2019	11/14/2019		(834)	(836)
	2.630	08/13/2019	11/13/2019		(5,463)	(5,483)
	2.631	08/09/2019	11/07/2019		(64)	(64)
	2.670	08/16/2019	11/18/2019		(454)	(456)
	2.690	09/04/2019	12/04/2019		(1,524)	(1,527)
	2.710	08/14/2019	11/14/2019		(352)	(353)
	2.730	08/13/2019	11/13/2019		(189)	(190)
	2.760	08/14/2019	11/14/2019		(122)	(122)
	2.790	08/15/2019	10/09/2019		(253)	(254)
	2.899	09/09/2019	10/15/2019		(1,316)	(1,318)
Total Reverse Repurchase Agreements						$(51,288)

(m)	Securities with an aggregate market value of $60,322 and cash of $408 have been pledged as collateral under the terms of master agreements as of September 30, 2019.
(1)	Includes accrued interest.
(2)	The average amount of borrowings outstanding during the period ended September 30, 2019 was $(51,354) at a weighted average interest rate of 2.603%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.
(3)	Open maturity reverse repurchase agreement.
(n)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CME S&P 500 October 2019 Futures	$2,865.000	10/18/2019	64	$16	$176	$199
Total Purchased Options					$176	$199

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CME S&P 500 October 2019 Futures	$3,015.000	10/18/2019	64	$16	$(619)	$(270)
Total Written Options					$(619)	$(270)

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2019 (Unaudited)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
E-mini S&P 500 Index December Futures	12/2019	339	$50,486	$(453)	$249	$0
Total Futures Contracts				$(453)	$249	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

									Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	175.493%	$1,910	$(76)	$(873)	$(949)	$0	$(25)

INTEREST RATE SWAPS

										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Receive	3-Month CAD-Bank Bill	3.300%	Semi-Annual	06/19/2024	CAD	4,900	$369	$(92)	$277	$0	$(2)
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		1,600	(285)	(116)	(401)	3	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		$13,900	(230)	(819)	(1,049)	2	0
Receive(5)	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		600	(7)	(3)	(10)	0	0
Receive(5)	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		4,400	(78)	(101)	(179)	1	0
Receive(5)	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		2,200	(2)	(88)	(90)	1	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		5,700	(17)	1,790	1,773	8	0
Receive	6-Month EUR-EURIBOR	0.000	Annual	08/19/2021	EUR	86,100	(170)	(699)	(869)	0	(19)
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029		54,600	55	5,018	5,073	0	(40)
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		13,200	55	(4,535)	(4,480)	185	0
Receive(5)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	5,762	60	(138)	(78)	0	(24)
Receive(5)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		1,100	24	(43)	(19)	3	0
							$(226)	$174	$(52)	$203	$(85)
Total Swap Agreements							$(302)	$(699)	$(1,001)	$203	$(110)

(o)	Securities with an aggregate market value of $2,080 and cash of $2,763 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019.
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices' credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(5)	This instrument has a forward starting effective date.
(p)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2019 (Unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received	Asset	Liability
BOA	10/2019		$4,772	GBP	3,873	$0	$(10)
	11/2019	GBP	3,873		$4,779	10	0
BPS	10/2019		$123	EUR	111	0	(2)
	12/2019	PEN	708		$210	0	0
BRC	10/2019		$4,044	EUR	3,699	0	(13)
	10/2019		1,091	MXN	21,362	0	(10)
	11/2019	EUR	3,699		$4,054	13	0
CBK	10/2019	CAD	90		68	0	0
	10/2019	GBP	3,984		4,866	2	(35)
	10/2019	MXN	21,362		1,110	29	0
	11/2019	JPY	14,000		132	2	0
	01/2020		$1,091	MXN	21,362	0	(27)
DUB	10/2019	BRL	1,385		$333	0	(1)
	10/2019		$332	BRL	1,384	1	0
GLM	10/2019		305	EUR	276	0	(5)
	11/2019		159	ARS	10,471	0	(6)
HUS	10/2019		87		5,593	1	0
	10/2019		137	GBP	111	0	0
JPM	10/2019	ARS	36,789		$573	0	(6)
MYI	10/2019		$266	TRY	1,527	2	0
SCX	10/2019	BRL	1,384		$332	0	(1)
	10/2019	EUR	4,086		4,534	81	0
	10/2019		$335	BRL	1,384	0	(1)
	10/2019		234	TRY	1,345	2	0
	11/2019	BRL	1,384		$334	1	0
SOG	11/2019		$1,155	RUB	74,943	0	(6)
Total Forward Foreign Currency Contracts						$144	$(123)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Fannie Mae UMBS, TBA 3.500% due 10/01/2049	$70.000	10/03/2019	8,000	$1	$0
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 10/01/2049	72.500	10/03/2019	5,000	0	0
Total Purchased Options					$1	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(2)

								Swap Agreements, at Value(4)
Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Long Beach Mortgage Loan Trust 7.654% due 07/25/2033	6.250%	Monthly	07/25/2033	$122	$0	$28	$28	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

								Swap Agreements, at Value(4)
Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
GST	ABX.HE.AA.6-1 Index	0.320%	Monthly	07/25/2045	$1,908	$(380)	$275	$0	$(105)
	ABX.HE.PENAAA.7-1 Index	0.090	Monthly	08/25/2037	1,095	(212)	70	0	(142)
						$(592)	$345	$0	$(247)

INTEREST RATE SWAPS

									Swap Agreements, at Value
Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
MYC	Pay	3-Month USD-LIBOR	3.850%	Semi-Annual	07/13/2022	$75,000	$0	$1,289	$1,289	$0

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2019 (Unaudited)

TOTAL RETURN SWAPS ON EQUITY INDICES

										Swap Agreements, at Value
Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
JPM	Receive	NDDUEAFE Index	316	1.948%(3-Month USD-LIBOR less a specified spread)	Quarterly	05/13/2020	$1,790	$0	$80	$80	$0
MYI	Receive	NDDUEAFE Index	4,333	1.961%(3-Month USD-LIBOR less a specified spread)	Maturity	09/16/2020	24,988	0	642	642	0
UAG	Receive	NDDUEAFE Index	3,918	2.011%(3-Month USD-LIBOR less a specified spread)	Maturity	09/16/2020	22,595	0	579	579	0
								$0	$1,301	$1,301	$0
Total Swap Agreements								$(592)	$2,963	$2,618	$(247)

(q)	Securities with an aggregate market value of $357 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.
(1)	Notional Amount represents the number of contracts.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices' credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(5)	Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$10,513	$569	$11,082
Corporate Bonds & Notes
Banking & Finance	0	20,794	1,183	21,977
Industrials	22	18,077	0	18,099
Utilities	0	7,822	0	7,822
Convertible Bonds & Notes
Industrials	0	551	0	551
Utilities	0	3	0	3
Municipal Bonds & Notes
Illinois	0	70	0	70
West Virginia	0	2,226	0	2,226
U.S. Government Agencies	0	47,274	0	47,274
Non-Agency Mortgage-Backed Securities	0	30,440	302	30,742
Asset-Backed Securities	0	11,992	7,370	19,362
Sovereign Issues	0	5,102	0	5,102
Common Stocks
Communication Services	328	1	0	329
Consumer Discretionary	887	0	0	887
Energy	3	0	277	280
Industrials	0	0	184	184
Utilities	58	0	0	58
Warrants
Communication Services	0	529	0	529
Industrials	0	0	192	192
Preferred Securities
Banking & Finance	0	3,247	0	3,247
Industrials	0	0	3,016	3,016
Real Estate Investment Trusts
Real Estate	2,753	0	0	2,753
Short-Term Instruments
Repurchase Agreements	0	3,829	0	3,829
Argentina Treasury Bills	0	73	0	73
U.S. Treasury Bills	0	6,533	0	6,533

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2019 (Unaudited)

Total Investments	$4,051	$169,076	$13,093	$186,220

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	448	203	0	651
Over the counter	0	2,762	0	2,762

	$448	$2,965	$0	$3,413
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(270)	(110)	0	(380)
Over the counter	0	(370)	0	(370)

	$(270)	$(480)	$0	$(750)

Total Financial Derivative Instruments	$178	$2,485	$0	$2,663

Totals	$4,229	$171,561	$13,093	$188,883

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2019:

Category and Subcategory	Beginning Balance at 06/30/2019	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$2,293	$257	$(33)	$(8)	$0	$(196)	$0	$(1,744)	$569	$2
Corporate Bonds & Notes
Banking & Finance	1,136	0	0	0	0	47	0	0	1,183	47
Non-Agency Mortgage-Backed Securities	316	0	(10)	2	0	(6)	0	0	302	(6)
Asset-Backed Securities	8,335	0	0	2	0	(967)	0	0	7,370	(967)
Common Stocks
Energy	187	0	0	0	0	90	0	0	277	90
Industrials	220	0	0	0	0	(36)	0	0	184	(36)
Warrants
Industrials	143	0	0	0	0	49	0	0	192	49
Preferred Securities
Industrials	2,827	78	0	0	0	111	0	0	3,016	111
Totals	$15,457	$335	$(43)	$(4)	$0	$(908)	$0	$(1,744)	$13,093	$(710)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$5	Other Valuation Techniques(2)	-	-
	564	Third Party Vendor	Broker Quote	98.250 - 101.000
Corporate Bonds & Notes
Banking & Finance	1,183	Reference Instrument	Option Adjusted Spread	603.426 bps
Non-Agency Mortgage-Backed Securities	302	Proxy Pricing	Base Price	2.500 - 99.500
Asset-Backed Securities	556	Other Valuation Techniques(2)	-	-
	6,814	Proxy Pricing	Base Price	0.010 - 85,490.523
Common Stocks
Energy	7	Other Valuation Techniques(2)	-	-
	270	Reference Instrument	Liquidity Discount	27.000
Industrials	184	Other Valuation Techniques(2)	-	-
Warrants
Industrials	192	Other Valuation Techniques(2)	-	-
Preferred Securities
Industrials	3,016	Fundamental Valuation	Company Equity Value	$836,589,817.948
Total	$13,093

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.
(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares is determined by dividing the total value of portfolio investments and other assets attributable to the Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non U.S security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy,

Notes to Financial Statements (Cont.)

separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International Inc.
BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RDR	RBC Capital Markets LLC
BRC	Barclays Bank PLC	JML	JP Morgan Securities Plc	RTA	RBC (Barbados) Trading Bank Corp.
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SAL	Citigroup Global Markets, Inc.
CIW	CIBC World Markets Corp.	MBC	HSBC Bank Plc	SCX	Standard Chartered Bank
DUB	Deutsche Bank AG	MEI	Merrill Lynch International	SOG	Societe Generale Paris
FAR	Wells Fargo Bank National Association	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC
FOB	Credit Suisse Securities (USA) LLC	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	RUB	Russian Ruble
BRL	Brazilian Real	JPY	Japanese Yen	TRY	Turkish New Lira
CAD	Canadian Dollar	MXN	Mexican Peso	USD (or $)	United States Dollar
EUR	Euro	PEN	Peruvian New Sol

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	LIBOR03M	3 Month USD-LIBOR	S&P 500	Standard & Poor's 500 Index
ARLLMONP	Argentina Blended Policy Rate	NDDUEAFE	MSCI EAFE Index	US0003M	3 Month USD Swap Rate
BADLARPP	Argentina Badlar Floating Rate Notes

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	SP - ADR	Sponsored American Depositary Receipt
ADR	American Depositary Receipt	DAC	Designated Activity Company	TBA	To-Be-Announced
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind	UMBS	Uniform Mortgage-Backed Security